SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ----------------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      ---------------------------------

     Date of report (Date of earliest event reported): September 15, 2003

                      HEADWAY CORPORATE RESOURCES, INC.
            (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                  (State or Other Jurisdiction of Incorporation

             1-16025                            75-2134871
      (Commission File Number)       (I.R.S. Employer Identification No.)

      317 MADISON AVENUE
      NEW YORK, NEW YORK                          10017
(Address of Principal Executive offices)        (Zip Code)


                                (212) 672-6501
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9:                 REGULATION FD DISCLOSURE


     On July 1, 2003, Headway Corporate Resources, Inc. (the "Company") filed a voluntary petition for relief under chapter 11 of title 11 of the United Sates Code in the United States Bankruptcy Court for the Southern District of New York. Pursuant to the guidelines of the Office of the United States Trustee (the "U.S. Trustee"), on September 15, 2003, the Company filed with the U.S. Trustee its monthly operating report for the month of August 2003. None of the Company's operating subsidiaries were included in the Chapter 11 filing, and accordingly, the operating subsidiaries are not included in the monthly operating report. A copy of such report is furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

ITEM 7:             FINANCIAL STATEMENTS AND EXHIBITS

            Exhibit No.                   Description
            -----------                   -----------
            99.1                          Monthly Operating Report

                                       2

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 15, 2003

                               HEADWAY CORPORATE RESOURCES, INC.



                               By:  /S/ Philicia G. Levinson
                                  --------------------------------------------
                               Name:  Philicia G. Levinson
                               Title:    Chief Financial Officer

                                       3

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                                  EXHIBIT INDEX

            Exhibit No.                   Description
            -----------                   -----------
            99.1                          Monthly Operating Report

                                       4